                                                                  EXHIBIT 10.9


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of February 8, 2001 (the "Effective Date"), is entered into by and among EarthLink, Inc., a Delaware corporation, (the "Company"), Sprint Corporation, a Kansas corporation ("Sprint") and Sprint Communications Company L.P., a Delaware limited partnership ("Sprint L.P.").

         WHEREAS, the Company (as successor in interest to Dolphin, Inc.), Sprint and Sprint L.P. are parties to a Registration Rights Agreement dated February 10, 1998 (the "Registration Rights Agreement");

         WHEREAS, the Company, Sprint and Sprint L.P. (for the purposes of this Agreement, Sprint and Sprint L.P. shall hereafter be collectively referred to as "Sprint") desire to amend and restate the Registration Rights Agreement, as set forth herein;

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Registration Rights Agreement shall be superseded and replaced in its entirety by this Agreement as set forth herein, and further agree as follows:

                                   ARTICLE 1.

                          DEFINITIONS AND CONSTRUCTION

         Section 1.1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings specified below:

         "AFFILIATE" means, with respect to any Person, any other Person controlling, controlled by, or under common control with such Person. For purposes of this Agreement, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with" as used with respect to any Person) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person through ownership of securities.

         "ANCILLARY AGREEMENT" shall mean any and all of the following documents to which Sprint and EarthLink are a party: (i) the Governance Agreement, (ii) the Certificates of Designation (as defined in the Governance Agreement), (iii) the Master Services Agreement (as defined in the Governance Agreement), (iv) the Termination Mutual Release and Waiver Agreement (as defined in the Governance Agreement), (v) the Network Services Agreement, dated February 10, 1998 and as amended, by and among the Company and Sprint, and (vi) the Sprint Custom Network Services Arrangement, dated May 11, 2000 and as amended, by and between the Company and Sprint.

         "CHANGE OF ENTITY TRANSACTION" means a transaction or series of related transactions with a third party, other than an Affiliate of Sprint or Sprint L.P., or third parties, other than Affiliates of Sprint or Sprint L.P., who are acting as a group (as defined in Rule 13d-5 of the Exchange
Act), undertaken in any form whatsoever, involving a merger, consolidation, combination, share exchange, reorganization or other extraordinary transaction with respect to the Company, in which the Common Stock is converted into or exchanged for securities of a third party (the "Successor Entity").

         "COMMON STOCK" shall mean (i) the common stock, par value $.01 per share, of the Company and (ii) any other class of common equity of the Company into which the shares defined in (i) may hereafter have been changed or reclassified.

         "CONVERTIBLE PREFERRED STOCK" means shares of Series A Convertible Preferred Stock, par value $.01 per share, and Series B Convertible Preferred Stock, par value $.01 per share, of the Company.

         "EFFECTIVE DATE" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder as in effect at the time.

         "GOVERNANCE AGREEMENT" means the Amended and Restated Governance Agreement, dated as of February 8, 2001, by and between Sprint, Sprint L.P., the Company and the Company's wholly owned subsidiary EarthLink Operations, Inc., a Delaware corporation.

         "HOLDER" means Sprint, so long as it holds any Registrable Securities, and any Person owning Registrable Securities who is a permitted transferee or assignee of rights under Article 11 of this Agreement.

         "INITIAL  SHELF  REGISTRATION" shall have the meaning given to it in
Section 2.1 of this Agreement.

         "INITIATING HOLDER" shall have the meaning given to it in Section
3.1.

         "PARTY" means any Person that is a signatory to this Agreement.

         "PERSON" means any natural person, corporation, partnership, limited liability company, trust, unincorporated organization or other entity.

         "PRIMARY SECURITIES" means, in an offering of Company securities initiated by the Company, the securities to be issued and sold by the Company, and in an offering initiated or done pursuant to the request of any security holder of the Company other than any Holder, the securities of such other security holder or holders.

         "REGISTER" and the terms "register," "registered," and "registration" refer to (i) a registration effected by the preparation and filing of a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC, or (ii) the filing of a Rule 424 Prospectus with the SEC and other actions to be taken pursuant thereto in connection with any Takedown pursuant to Section 3.4 hereof.

         "REGISTRABLE SECURITIES" means at any time: (i) the Registration Common Shares then owned or held by the Holders, and (ii) the Registration Common Shares then issuable upon conversion of any and all Convertible Preferred Stock then owned or held by the Holders, and, in each case, all shares of capital stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split or other distribution including as a result of any merger, consolidation or other reorganization involving the Company with respect to, in exchange for, or in replacement of such Registration Common Shares then owned or held by such Holder or Holders or Registration Common Shares then issuable upon conversion of any and all Convertible Preferred Stock then owned or held by the Holders, as the case may be, including as a result of any merger, consolidation or other reorganization involving the Company. The term "Registrable Securities" excludes, however, any security
(i) the sale by a Holder of which has been effectively registered under the Securities Act and which has been disposed of by a Holder in accordance with a Registration Statement, (ii) that has been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof (including transactions pursuant to Rules 144 and 144A) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act, (iii) that has been sold by a Holder in a transaction in which such Holder's rights under this Agreement are not, or cannot be, assigned, or (iv) for which the registration rights provided under this Agreement have expired pursuant to Article 14 of this Agreement.

         "REGISTRATION COMMON SHARES" shall mean all shares of Common Stock owned or acquired by Sprint or by any permitted assignee or transferee as of the date hereof or any time subsequent thereto.

         "REGISTRATION EXPENSES" means all fees and expenses relating to a Registration Statement incident to the performance of or compliance with this Agreement by the Company, including without limitation: (i) registration, qualification and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registration of any Registrable Securities being registered under the Securities Act or any applicable state securities or blue sky laws); (iii) printing expenses; (iv) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of comfort letters customarily requested by underwriters); and (v) fees and expenses of listing any Registrable Securities on any securities exchange or automated quotation system on which the Common Stock is then listed or quoted, but in all events excluding the compensation of regular employees of the Company and excluding underwriter's fees, discounts and commissions.

         "REGISTRATION STATEMENT" means any registration statement or similar document under the Securities Act or any successor thereto that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus or preliminary prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to such Registration Statement and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

         "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

         "RULE 144A" means Rule 144A promulgated under the Securities Act or any successor rule thereto.

         "RULE 424 PROSPECTUS" means a prospectus or a prospectus supplement and base prospectus prepared pursuant to a Takedown in connection with the Initial Shelf Registration Statement and/or the Subsequent Shelf Registration Statement, as filed upon request by the Initiating Holders with the SEC pursuant to Rule 424 under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder as in effect at the time.

         "SHELF REGISTRATION STATEMENTS" shall have the meaning given to it in Section 2.1 of this Agreement.

         "SUBSEQUENT REGISTRATION STATEMENT" shall have the meaning given to in Section 2.1 of this Agreement.

         "Successor Entity" is defined in the definition of "Change of Entity Transaction."

         "TAKEDOWN" shall have the meaning given to it in Section 3.4 of this Agreement.

         Section 1.2. CONSTRUCTION. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation." All references to Articles and Sections shall be deemed to be references to Articles and Sections of this Agreement unless the context otherwise requires. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context otherwise requires or provides, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                                   ARTICLE 2.

                               SHELF REGISTRATION

         Section 2.1. SHELF REGISTRATION STATEMENTS. (a) As soon as reasonably practicable after the date hereof, the Company shall prepare and file, or cause to be filed, with the SEC a Registration Statement pursuant to Rule 415 of the Securities Act for the number of Registrable Securities specified in a notice to be provided to the Company by Sprint (the "Initial Shelf Registration").

         (b) If specified in a written Demand request by the Holders pursuant to Article 3 and otherwise permitted by this Agreement (including without limitation Section 3.3), as soon as practicable after receipt of such Demand request (but in no event more than forty-five (45) days), the Company shall prepare and file, or cause to be filed, with the SEC a second Registration Statement pursuant to Rule 415 of the Securities Act for the number of Registrable Securities specified in such notice (the "Subsequent Shelf Registration," and together with the Initial Shelf Registration, the "Shelf Registration Statements") and shall otherwise comply with the provisions of
Article 3, as applicable, PROVIDED, that the Subsequent Shelf Registration shall not be required to become effective prior to the expiration of the effective period of the Initial Shelf Registration. The Shelf Registration Statements shall be on Form S-3 (or any equivalent form if such form is replaced or modified by the SEC) (except that if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith).

         Section 2.2. TERMINATION OF SHELF REGISTRATIONS. Termination of the Company's obligations pursuant to Section 2.1 hereof, including with respect to the Company's ability to terminate either of the Shelf Registration Statements prior to the end of the applicable Effectiveness Period, shall be as set forth in Article 14 hereof.

                                   ARTICLE 3.

                              DEMAND REGISTRATION

         Section 3.1. DEMAND RIGHTS. Subject to the other provisions of this Agreement (including without limitation Section 3.3 hereof), if the Company receives a written request from Sprint, or if Sprint is not a Holder at such time, from Holder(s) who in the aggregate hold a majority of the Registrable Securities (in either case, collectively, the "Initiating Holders") that the Company (a) file a Registration Statement under the Securities Act covering the registration of any or all of such Holder's Registrable Securities not previously registered, (b) file the Subsequent Shelf Registration Statement, or (c) effect a Takedown (each, a "Demand"), then the Company shall: (A) if the Demand relates to establishment of the Subsequent Shelf Registration pursuant to Section 3.1(b) hereof, comply with the provisions of Section 2.1(b) hereof, (B) if the Demand relates to a Takedown pursuant to Section 3.1(c) hereof, comply with the provisions of Section 3.4 hereof; and (C) if the Demand relates to a registration pursuant to Section 3.1(a) hereof, shall take the following actions: (i) within ten (10) calendar days of the receipt of such notice, give written notice of such request to all Holders of outstanding Registrable Securities known to the Company and to any additional addressees provided to the Company by any transferee of any Holder, and (ii) subject to the limitations contained in this Article 3, as soon as practicable and in any event within forty-five (45) calendar days of the receipt of such request, file the Registration Statement to effect such registration under the Securities Act covering all Registrable Securities for which the Company receives a request from the Holders and transferees thereof within 30 days of the delivery of the notice by the Company as required in clause (i) above. The Company, however, shall not be required to file a Registration Statement pursuant to this Article 3 unless the aggregate number of Registrable Securities requested to be registered is greater than 750,000 (as adjusted to reflect stock splits, reverse stock splits, stock dividends and similar actions). The written request delivered pursuant to this Section 3.1 shall specify in detail the type of requested registration (Subsequent Shelf Registration, a Takedown or otherwise) and the number of shares, requested schedule and other applicable information.

         Section 3.2. UNDERWRITING AGREEMENT. If an Initiating Holder intends to distribute the Registrable Securities covered by its Demand request by means of an underwriting, it shall so advise the Company as a part of its Demand request made pursuant to Section 3.1 hereof and the Company shall include such information in the written notice to the Holders referred to in such section. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell Registrable Securities through such underwriting (together with the Company as provided in Section 5.1(ix) of this Agreement and any other holder of shares of Common Stock permitted to participate in such Demand registration pursuant to this Section 3.2) shall, upon the terms and conditions agreed upon among the Company, the Initiating Holder(s) and such underwriter(s), enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holder(s), PROVIDED that the same are underwriters of recognized national standing; FURTHER PROVIDED that such selection is subject to the approval of the Company, which shall not be unreasonably withheld). Notwithstanding any other provision of this Article 3, if the underwriter(s) advise the Initiating Holder(s) and the Company in writing that marketing or other factors require a limitation of the number of Registrable Securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holder(s), in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested to be included in such registration; PROVIDED, that there shall be no reduction in the number of shares included in such Demand registration by Holders of Registrable Securities until all shares (including (i) shares proposed to be sold by other holders of Shares of capital stock of the Company who have rights to or are otherwise permitted to participate in the registration and (ii) shares proposed to be sold by the Company) other than Shares of Registrable Securities proposed to be sold by Holders of Registrable Securities have been excluded from such registration. If the number of Registrable Securities to be underwritten has not been so limited, the Company may include shares of Common Stock for its own account (or for the account of other shareholders) in such registration if the underwriter(s) so agree and to the extent that, in the opinion of such underwriter(s), the inclusion of such additional shares will not adversely affect the offering and successful marketing of the Registrable Securities included in such registration and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

         Section 3.3. LIMIT ON DEMAND RIGHTS; EFFECTIVENESS. The Company shall not be obligated to: (a) effect a total of more than four (4) Demand registrations upon the Holders' request, including without limitation the Demand used to require the Company to establish the Subsequent Shelf Registration (which Demand shall constitute one (1) of the four (4) Demand rights hereunder), and (b) cause any registration pursuant to this Article 3 to be declared effective unless at least nine (9) months have elapsed since the later of (as applicable): (i) the date on which the prior Registration Statement (other than any Shelf Registration Statement) ceased to be effective, and (ii) the date on which the prior Takedown securities offering was completed. The Company's obligations to effect any registration pursuant to this Article 3 shall be subject to Section 5.2 hereof.

         Section 3.4. SHELF TAKEDOWN RIGHTS. (a) Subject to the other provisions of this Agreement (including without limitation Section 3.3 hereof), if the Company receives a Demand request that the Company prepare, in connection with an underwritten offering, a prospectus supplement to the prospectus contained in a Shelf Registration Statement pursuant to Section 3.1(c) hereof (a "Takedown Request") from Sprint (or if Sprint is not a Holder at such time, from Holder(s) who in the aggregate hold a majority of the Registrable Securities registered on such Shelf Registration) (in either case, collectively, the "Initiating Holders), the Company shall take the actions as set forth in Section 3.4(b) below (a "Takedown").

         (b) In connection with each Takedown Request, the Company shall (i) within five (5) calendar days of the receipt thereof, give written notice of such request to all Holders of outstanding Registrable Securities registered on a Shelf Registration Statement then known to the Company, (ii) subject to the limitations contained in this Article 3, as soon as reasonably practicable and in any event within fifteen (15) calendar days of the receipt of such Takedown Request, prepare a Rule 424 Prospectus (initially in preliminary form if specified in the Takedown Request) covering all Registrable Securities described in the Takedown Request and any other Registrable Securities described in responses from other Holders, and (iii) after receiving instructions to file from the Initiating Holders, file such preliminary Rule 424 Prospectus, if requested, and file the final Rule 424 Prospectus with the SEC , in each case within two (2) business days following receipt of such instructions. The Company, however, shall not be required to prepare or file a Rule 424 Prospectus pursuant to this Section 3.4 unless the aggregate number of Registrable Securities to be offered is greater than 750,000 (as adjusted to reflect stock splits, reverse stock splits, stock dividends and similar actions).

                                  ARTICLE 4.

                           INCIDENTAL REGISTRATION

         If at any time (but without obligation to do so) the Company proposes to register (including a registration effected by the Company for shareholders other than the Holders) any shares of Common Stock under the Securities Act in connection with the public offering of such shares solely for cash on any form of Registration Statement that would permit the registration of Registrable Securities (other than a registration:
(i) relating solely to the sale of securities to participants in a the Company stock or stock option plan, (ii) pursuant to a Registration Statement on Form S-8 (or any successor forms) or any form that does not include substantially the same information, other than information relating to the selling shareholders or their plan of distribution, as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iii) in connection with any dividend reinvestment or similar plan, or (iv) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar business combinations transaction), the Company shall promptly give each Holder written notice of each such registration at least ten (10) days before the anticipated filing date of any such Registration Statement. Such notice shall describe fully the proposed method of distribution of the securities being registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to this Article. Upon the written request of any Holder (the "Requesting Holders") given within ten
(10) calendar days after the delivery of such notice by the Company, the Company shall cause to be registered in such registration under the Securities Act all of the Registrable Securities that such Requesting Holder has so requested to be registered. The Company may decline to file a Registration Statement after giving notice to the Requesting Holders, or withdraw a Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided that the Company shall promptly notify each Requesting Holder in writing of any such action and provided further that the Company shall bear all out-of-pocket expenses incurred by each Requesting Holder or otherwise in connection with such declined or withdrawn Registration Statement. Further, any such declination or withdrawal shall be without prejudice to the rights (if any) of the Requesting Holders immediately to request that such registration be effected as a Demand registration under Article 3. The right of any Holder to have Registrable Securities included in such Registration Statement shall be conditioned upon participation in any underwriting to the extent provided herein. The Company shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof agree to enter into an underwriting agreement in customary form, and upon terms and conditions agreed upon among such Holders, the Company and the underwriter(s), with the underwriter(s) selected by the Company. In the event that the underwriter(s) shall advise the Company that marketing or other factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto. If the underwriters so advise the Company, then, subject to the following sentence, the underwriter(s) may subsequent to such notification exclude some or all of the Registrable Securities from such underwriting and the number of Registrable Securities, if any, that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested be included in such registration (an "Underwriter Cutback"). No Registrable Securities of any Holder shall be excluded from such underwriting pursuant to an Underwriter Cutback unless all securities proposed to be included in such underwriting (other than the Primary Securities) are similarly excluded on a pro rata basis from such underwriting. Nothing in this Article 4 is intended to diminish the number of shares to be sold by the Company in such underwriting if its a Company-initiated underwriting. The Company and the underwriter(s) selected by the Company shall make all determinations with respect to the timing, pricing and other matters related to the offering, provided that no Holder shall be obligated to sell any Registrable Securities in such offering and may be withdrawn at any time for any reason, including a disagreement with respect to the timing, pricing and other matters related to the offering.

                                   ARTICLE 5.

                            REGISTRATION PROCEDURE

         Section 5.1. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

             (i) Prepare and file with the SEC as soon as practicable the requisite Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable, and keep such Registration Statement continuously effective for at least (x) in the case of a Shelf Registration Statement, two (2) years (subject to the following proviso) from the date such Shelf Registration is declared effective by the SEC (the "Shelf Effectiveness Period"); PROVIDED, HOWEVER, that such two
         (2) year time period shall be extended for a period of time equal to the length of any Blackout or Demand Prohibition pursuant to Section
         5.2 hereof or any Holder Lockup Period pursuant to Section 13.2 hereof or any discontinuance period pursuant to Section 6.2 hereof, and (y) in the case of a registration pursuant to Section 3.1 hereof, one hundred twenty (120) calendar days; PROVIDED, however, that no Registration Statement need remain effective after all Registrable Securities covered thereby have been sold and the confirmation of sale and prospectus delivery requirements of the Securities Act and applicable state securities or blue sky laws have been effected.

             (ii) Furnish to each Holder and to any underwriter, before filing with the SEC, copies of any Registration Statement (including all exhibits) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of such Registration Statement and including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434(e) under the Securities Act)) and any other Rule 424 Prospectus, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders and any such underwriter for a period of at least two business days. The Company shall not file any such Registration Statement or such prospectus or any amendment or supplement to such Registration Statement or prospectus to which any Holder or any such underwriter shall reasonably object within two business days after the receipt thereof. A Holder or such underwriters, if any, may only object to such filing if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

             (iii) Prepare and file with the SEC such amendments and supplements to the applicable Registration Statement, prospectus, prospectus supplement and/or the Rule 424 Prospectus used in connection with such Registration Statement and/or Takedown, as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement or to be disposed of in such Takedown.

             (iv) Furnish to the Holders of Registrable Securities to be registered and to any underwriter, without charge, such number of copies of a prospectus, including each preliminary prospectus, summary prospectus or term sheet, and any amendment or supplement thereto as they may, from time to time, reasonably request and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

             (v) To the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the SEC, provide copies of such document to the Holders of Registrable Securities covered thereby and any underwriter and make representatives of the Company available for discussion of such document and other customary due diligence matters, and include in such document prior to the filing thereof such information as any Holder or any such underwriter may reasonably request.

             (vi) Use its reasonable best efforts (x) to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, (y) to keep such registration or qualification in effect for so long as the applicable Registration Statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holders; PROVIDED, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to so qualify to do business or consent to service of process or subject itself to taxation in any such jurisdiction.

             (vii) Use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities to enable the Holders thereof to consummate the disposition of such Registrable Securities.

             (viii) Cooperate with the Holders of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

             (ix) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, with such terms and conditions as the Company, the Holders and the underwriter(s) may reasonably agree, including customary indemnification and contribution obligations of the type contemplated by Article 9 hereof. The Company agrees to cause the participation by senior management of the Company in such meetings with and presentations (including the provision of all customary information in connection therewith) to investors, analysts, investment banking firms and other institutions as are usual and customary in connection with the public offering of registered securities by companies similar to the Company. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; provided, that no Holder shall be required to make any representation concerning information in a Registration Statement that is more broad than the information for which such Holder has agreed to provide indemnity under Section 9.2.

             (x) Promptly notify each Holder of Registrable Securities covered by a Registration Statement (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of proceedings for that purpose, (C) of any request by the SEC for (1) amendments to such Registration Statement or any document incorporated or deemed to be incorporated by reference in any such Registration Statement, (2) supplements to any prospectus forming a part of such Registration Statement or (3) additional information, or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare, file with the SEC and other required agency, and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary or take other action so that, as applicable, (a) as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) such stop order is lifted at the earliest possible time, or the proceedings that might otherwise lead to a stop order are terminated at the earliest practicable time, (c) such request by the SEC is satisfied, or (d) such suspension is lifted at the earliest possible time.

             (xi) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

             (xii) If requested by any Initiating Holder, or any underwriter, promptly incorporate in such Registration Statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Initiating Holder and any underwriter may reasonably request to have included therein, including information relating to the "plan of distribution" of the Registrable Securities, information with respect to the principal amount or number of shares of Registrable Securities being sold to such underwriter, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of any such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

             (xiii) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning after the effective date of such Registration Statement, which earnings statement shall satisfy the provision of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

             (xiv) Provide promptly to the Holders upon request any document filed by the Company with the SEC pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act.

             (xv) Cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which shares of the Common Stock is then listed. If any of such shares are not so listed, the Company shall cause such shares to be listed on the securities exchange or automated quotation system as may be reasonably requested by the Holders of a majority of the Registrable Securities being registered.

             (xvi) Furnish to the Holders, at the request of any Holder participating in a registration pursuant to this Agreement, (A) an opinion of counsel representing the Company for the purposes of such registration addressed to such Holder and dated the date of the closing under the underwriting agreement, if any, or the date of effectiveness of the Registration Statement if such registration is not an underwritten offering, and (B) if such accountant will render such letter to such Holders, a "comfort" letter from independent certified public accountants of the Company who have certified the Company's financial statements included in such registration with respect to events included in and subsequent to the date of such financial statements, in each case to be dated such date and to be in form and substance as is customarily given by counsel or independent certified public accountants, as the case may be, to underwriters in an underwritten public offering, addressed to the underwriters.

             (xvii) Permit a representative of any Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holder or underwriter, to participate, at each Person's own expense, in the preparation of the Registration Statement or Rule 424 Prospectus, as applicable, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; PROVIDED, HOWEVER, that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

             (xviii) Promptly notify the Holders and any underwriter when any Registration Statement filed pursuant to this Agreement is declared effective.

         Section 5.2. Notwithstanding anything to the contrary in this Agreement, upon the receipt of a Demand request pursuant to Section 3.1 (or, if any such registration transaction is pending, at any time prior to the actual commencement of the `road show' for such offering, and if a road show is not to be utilized, at any time prior to the printing of preliminary prospectuses for such offering, and if no preliminary prospectuses are to be utilized, then prior to the pricing of such offering), the Company may delay or suspend any Demand registration (or withdraw any pending Demand registration, if such a withdrawal is required by the SEC, provided, that if a registration is withdrawn, then at the end of the applicable Blackout period, the Company shall effect a new Demand Registration pursuant to the terms of this Agreement for such offering, which shall not be deemed to utilize a Demand right), and at any time during the effectiveness of such Shelf Registration the Company may suspend sales under such Shelf Registration Statement, in either case for a period not exceeding one hundred and twenty (120) calendar days (each, a "Blackout") if: (i) the Company intends in good faith to raise capital or commence the process to raise capital in the capital markets within such Blackout period; PROVIDED that this basis for a Blackout may be utilized only during the period of five (5) business days or seven (7) calendar days (whichever is longer) after the Company receives the applicable Demand request pursuant to Section 3.1, or
(ii) if the Company in its good faith judgment determines that such registration would adversely affect any other contemplated material corporate event (including without limitation, requiring the premature disclosure of such event); PROVIDED that there shall be no more than three (3) Blackouts during any two (2) year period. In addition to the above Blackout rights, no request for a Demand may be submitted to the Company (and if so submitted, such Demand shall be rejected by the Company) during each and any of the following periods: (i) beginning on the date of filing with the SEC by the Company of any registration statement under the Securities Act covering Common Stock (including without limitation registrations on Form S-4 related to business combinations, but excluding registrations on Form S-8 and registrations pursuant to Rule 415, including without limitation those relating to dividend reinvestment programs), and ending at the closing or termination of the offering or other transaction contemplated by such registration statement (each such period, a "Demand Prohibition").

                                    ARTICLE 6.

                          CERTAIN HOLDER OBLIGATIONS

         Section 6.1. INFORMATION FROM HOLDERS. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any Registrable Securities that the Holder of such securities furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         Section 6.2. DISCONTINUANCE. Each Holder agrees that, upon receipt of any notice from the Company pursuant to Section 5.1(x) hereof (other than Section 5.1(x)(C)(3), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) such Holder is advised in writing by the Company that a new Registration Statement covering the reoffer of Registrable Securities has become effective under the Securities Act, or (ii) such Holder receives copies of a supplemented or amended prospectus contemplated by Article 5 which addresses any additional information, including material nonpublic information, required to be disclosed therein, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.

                                  ARTICLE 7.

                             REGISTRATION EXPENSES

         In the case of any Demand registration or any offering pursuant to a Takedown, each pursuant to Article 3, or any incidental registration pursuant to Article 4, the Company shall pay all Registration Expenses. Notwithstanding the foregoing, if as a result of the withdrawal of a request for registration pursuant to Article 3 by any of the Holders, as applicable, the Registration Statement does not become effective, the Holders and the other stockholders requesting registration may elect to bear the Registration Expenses (pro rata on the basis of the number of their shares included in the registration request, or on such other basis as such Holders and other stockholders may agree), in which case such registration shall not be counted as a registration requested under Section 3.3.

                                   ARTICLE 8.

                         EFFECTIVENESS OF REGISTRATION

         A registration requested pursuant to Article 3 will not be deemed to have been effected if (i) the Registration Statement has not been kept effective for the period required under Section 5.1(i) of this Agreement,
(ii) the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, (iii) the conditions to the closing of any such registration that is underwritten are not satisfied, unless such conditions have not been satisfied by the Holders participating in the underwriting, or
(iv) the Company has not complied with the terms of this Agreement, including
Article 5.

                                    ARTICLE 9.

                       INDEMNIFICATION AND CONTRIBUTION

         Section 9.1. In the event any Registrable Securities are included in a Registration Statement pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, each Person, if any, who "controls" such Holder (within the meaning of the Securities Act or the Exchange Act) and their respective directors, officers, employees and agents against all losses, claims, damages, or liabilities, joint or several, or actions in respect thereof to which such Holder or other Person entitled to indemnification hereunder may become subject under the Securities Act, the Exchange Act, state securities or blue sky law, common law or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related preliminary prospectus, or any related prospectus or any amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any such registration, qualification or compliance, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities or blue sky law, common law or otherwise and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder or other Person entitled to indemnification hereunder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, however, that the Company will not be so liable to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, in reliance upon, and in conformity with, written information furnished to the Company by the Holder specifically for use therein. The Company will also indemnify underwriters and dealer managers participating in the distribution, each Person who "controls" such Persons (within the meaning of the Securities Act or the Exchange Act), and their respective officers, directors, employees and agents to the same extent as provided above with respect to the indemnification of the Holders, if so requested, except (i) with respect to information furnished in writing specifically for use in any prospectus or Registration Statement by any selling Holders or any such underwriters, or
(ii) to the extent that any such loss, claim, damage, liability or action is solely attributable to such underwriter's failure to deliver a final prospectus (or amendment or supplement thereto) that corrects a material misstatement or omission contained in the preliminary prospectus (or final prospectus).

         Section 9.2. With respect to written information furnished to the Company by a Holder specifically for use in a Registration Statement, any related preliminary prospectus, or any related prospectus or any supplement or amendment thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, such Holder will severally indemnify and hold harmless the Company and its directors, officers, employees, agents and each Person, if any, who "controls" the Company (within the meaning of the Securities Act or the Exchange Act) and any other Holder against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which the Company or such other Person entitled to indemnification hereunder may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and such Holder will reimburse the Company and such other Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that the same arises out of or is based upon, an untrue statement or alleged untrue statement of material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, such written information; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to the information so furnished in writing by such Persons specifically for inclusion in any prospectus or Registration Statement. The Holder will also indemnify underwriters and dealer managers participating in the distribution and each Person who "controls" such Persons (within the meaning of the Securities Act or the Exchange Act), their officers, directors, employees and agents to the same extent as provided herein with respect to the indemnification of the Company, if so requested.

         Section 9.3. Promptly after receipt by an indemnified Party of notice of any claim or the commencement of any action or proceeding involving a claim referred to in Sections 9.1 and 9.2, the indemnified Party will, if a claim in respect thereof is to be made against the indemnifying Party, notify the indemnifying Party in writing of the claim or the commencement of that action; PROVIDED, however, that the failure to notify the indemnifying Party will not relieve it from any liability that it may have to the indemnified Party except to the extent it was actually damaged or suffered any loss or incurred any additional expense as a result thereof. If any such claim or action is brought against an indemnified Party, and it notifies the indemnifying Party thereof, the indemnifying Party will be entitled to assume the defense thereof with counsel selected by the indemnifying Party and reasonably satisfactory to the indemnified Party. After notice from the indemnifying Party to the indemnified Party of its election to assume the defense of such claim or action, (i) the indemnifying Party will not be liable to the indemnified Party for any legal or other expense subsequently incurred by the indemnified Party in connection with the defense thereof, (ii) the indemnifying Party will not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the written consent of the indemnifying Party or the indemnified Party waived any rights to indemnification hereunder in writing, in which case the indemnified Party may effect a settlement without such consent, and (iii) the indemnified Party will be obligated to cooperate with the indemnifying Party in the investigation of such claim or action; PROVIDED, however, that the indemnified Party who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such indemnified Party against the Company may employ its own counsel if such indemnified Party has been advised by counsel in writing that, in the reasonable judgment of such counsel, it is advisable for such indemnified Party to be represented by separate counsel due to the presence of actual or potential conflicts of interest, and in that event the fees and expenses of such separate counsel will also be paid by the Company; provided that the Company shall not be liable for the reasonable fees and expenses of more than one separate counsel at any time for all such indemnified parties. An indemnifying Party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened Claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of such indemnified Party reasonably acceptable to such indemnified Party from all liability arising out of such claim, action, suit or proceeding and unless the indemnifying Party shall confirm in a written agreement reasonably acceptable to such indemnified Party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not adversely affect the right of any indemnified Party to indemnification or contribution as provided in this Agreement.

         Section 9.4. If for any reason the indemnification provided for in Sections 9.1 or 9.2 is unavailable to an indemnified Party or is insufficient to hold such indemnified Party harmless as contemplated therein, then the indemnifying Party shall contribute to the amount paid or payable by the indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying Party and the indemnified Party, but also the relative fault of the indemnifying Party and the indemnified Party, as well as any other relevant equitable considerations. The relative fault of the indemnifying Party and of the indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying Party or by the indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         Section 9.5. The obligations under this Article 9 shall survive the completion of any offering of Registrable Securities in a Registration Statement pursuant to this Agreement, and otherwise.

         Section 9.6. Notwithstanding the foregoing provisions of this
Article 9, to the extent that the provisions regarding indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling, provided that each Holder, each Person, if any, who controls such Holder (within the meaning of the Securities Act or the Exchange Act) and their respective directors, officers, employees and agents receive protection at least as extensively and are subject to obligations that are no more extensive, than those set forth in this Article 9.

                                      ARTICLE 10.

                              REPORTS UNDER EXCHANGE ACT

         With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees that so long as the Company is subject to the reporting requirements of the Exchange Act, to:

             (i) Make and keep public information available, as those terms are understood and defined in Rule 144;

             (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             (iii) Furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (a) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                                  ARTICLE 11.

                      ASSIGNMENT OF REGISTRATION RIGHTS

         The Holders' rights pursuant to this Agreement may not be assigned or transferred by any Holder without the consent of the Company, PROVIDED, that (i) such consent is not required for assignments or transfers to Affiliates of Sprint or any transfer pursuant to any merger or sale of all or substantially all of the assets of Sprint or any such Affiliate, (ii) that as a condition to any such assignment or transfer, Sprint shall cause such Affiliate or other appropriate Person to execute a signature page to, and become bound by, this Agreement, and (iii) a Holder transferring less than all of its Registrable Securities (or Securities convertible into Registrable Securities) hereunder shall retain registration rights as to its remaining shares. Such an assignment or transfer shall be in accordance with all applicable securities laws. Notwithstanding any permitted assignments pursuant to this Article 11 or otherwise, the Company's registration obligations under this Agreement (including without limitation the provisions of Article 2, Article 3 and Article 4) shall not be extended, increased or modified in any manner as a result of any such assignment, which obligations shall remain collectively as set forth in this Agreement.

                                     ARTICLE 12.

                           AMENDMENT OF REGISTRATION RIGHTS

         Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of Registrable Securities then outstanding. Notwithstanding the foregoing, a waiver of or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a registration and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of a majority of the Registrable Securities being sold by such Holders; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities, each future Holder of such Registrable Securities and the Company.

                                      ARTICLE 13.

                                   LOCKUP AGREEMENTS


         Section 13.1. COMPANY LOCKUP. If a Demand registration effected for a Holder hereunder involves an underwritten offering, then if requested by the lead underwriters for such offering, the Company agrees that it shall not, directly or indirectly, offer, sell or otherwise transfer or dispose of, or file a registration statement under the Securities Act relating to any offer to sell, any of its Common Stock or securities convertible or exercisable for its Common Stock (other than such registration for Holder), and shall not publicly announce any intention to do any of the foregoing, for a period of up to five (5) calendar days prior to and up to ninety (90) calendar days after (a) the effective date of such Registration Statement, in the case of a Demand pursuant to Section 3.1, and (b) the date of the Rule 424 Prospectus, in the case of a Demand pursuant to Section 3.4.

         Section 13.2. HOLDER LOCKUP. Each Holder, if requested by the lead underwriters of an underwritten public offering pursuant to Article 2 or
Article 3 or in which such Holder participates pursuant to Article 4, agrees not to, directly or indirectly, offer, sell or otherwise transfer or dispose of any Common Stock held by such Holder or securities convertible into or exercisable for such Common Stock (other than Registrable Securities included in such registration) without the prior written consent of the Company or such lead underwriter, during a period of up to five (5) calendar days prior to the pricing of such public offering and up to ninety (90) days after the effective date of any underwritten registration of the Company's securities effected pursuant to Articles 2, 3 or 4 (a "Holder Lockup Period"). Such agreement shall be in writing in form satisfactory to the Company and such underwriter, and may be included in the underwriting agreement. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required lock up period. If, in any underwritten offering in which a Holder exercises its incidental registration rights pursuant to Article 4 hereof, the number of such Holder's shares of Registrable Securities allowed to be included in such registration is reduced by an Underwriter Cutback as permitted thereunder (an "Underwriter Reduced Registration") resulting in (i) the reduction of the total number of Holder's Registrable Securities to be registered by fifty percent (50%) or more and (ii) the number of Registrable Securities included in the Registration Statement held by the Holders is less than 12.5% of the total amount of Registrable Securities included in such Registration Statement, then such Holder shall be exempted from the provisions of this Section 13.2 for purposes of such offering.

                                  ARTICLE 14.

                     TERMINATION OF REGISTRATION RIGHTS

         If the number of shares of Registrable Securities owned by the Holders, including shares of Common Stock the Holders have the right to receive upon conversion of all the Convertible Preferred Stock and after the expiration of any applicable "top up rights" as set forth in Section 3.01 of the Governance Agreement, represents less than three percent (3%) of the Company's total issued and outstanding shares of Common Stock at such time, then all of such Holder's registration rights under this Agreement relating to such Registrable Securities shall terminate immediately, and shall not be reinstated under any circumstances, including without limitation if the Holders subsequently acquire additional securities that raise the Holders over such 3% threshold.

                                  ARTICLE 15.

                                 MISCELLANEOUS

         Section 15.1. CONFIDENTIAL INFORMATION. No Holder may use any confidential information received by it pursuant to this Agreement in violation of applicable law or reproduce, disclose, or disseminate such information to any other Person (other than its employees or agents having a need to know the contents of such information and its accountants and attorneys), except to the extent reasonably related to the exercise of rights under this Agreement, unless (i) such information has been made available to the public generally (other than by such recipient in violation of this Section 15.1), or (ii) such recipient is required to disclose such information by a governmental body, regulatory agency or subpoena or by law in connection with a transaction that is not otherwise prohibited hereby and, to the extent possible, the Company is given a reasonable opportunity to obtain injunctive relief or a protective order to maintain the confidentiality of such information.

         Section 15.2. NOTICES. Unless otherwise provided herein, any notice, request, waiver, instruction, consent or document or other communication required or permitted to be given by this Agreement shall be effective only if it is in writing and (a) delivered by hand or sent by certified mail, return receipt requested, (b) if sent by a nationally-recognized overnight delivery service with delivery confirmed, or (c) if telexed or telecopied, with receipt confirmed as follows:

        Company:                           EarthLink, Inc.
                                           1430 West Peachtree St.
                                           Atlanta, GA 30309
                                           Attn: Chief Executive Officer
                                           Telecopy No.: (404) 287-4908

                                           Hunton & Williams
        with a copy to                     Bank of America Plaza, Suite 4100
                                           600 Peachtree Street, N.E.
                                           Atlanta, Georgia 30308-2216
                                           Attn: Scott M. Hobby, Esq.
                                           Telecopy No.: (404) 888-4190

        Sprint:                            Sprint Corporation
                                           2330 Shawnee Mission Parkway
                                           Westwood, Kansas 66205
                                           Attn: Chief Financial Officer
                                           Telecopy No.: (913) 624-8426

        with a copy to:                    Sprint Corporation
                                           2330 Shawnee Mission Parkway
                                           Westwood, Kansas 66205
                                           Attn: Corporate Secretary
                                           Telecopy No.: (913) 624-2256

        with an additional copy to:        King & Spalding
                                           191 Peachtree Street
                                           Atlanta, Georgia  30303
                                           Attn: Michael J. Egan III
                                           Telecopy No.: (404) 572-5100


The Parties shall promptly notify each other of any change in their respective addresses or facsimile numbers or of the Person or office to receive notices, requests or other communications under this Section 15.2. Notice shall be deemed to have been given as of the date when so personally delivered, when physically delivered by the U.S. Postal Service at the proper address, the next day when delivered during business hours to an overnight delivery service properly addressed or when receipt of a telex or telecopy is confirmed, as the case may be, unless the sending Party has actual "knowledge" that such notice was not received by the intended recipient. "Knowledge", for purposes hereof, shall mean the actual knowledge of any of the executive officers and directors of a Party without any duty to inquire or attribution of knowledge from any other person to the person in such capacity.

         Section 15.3. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the Parties in respect to the matter contemplated hereby and supersedes and renders null and void all other prior agreements and understandings, written and oral, with respect to the subject matter hereof, PROVIDED that this provision shall not abrogate any other written agreement executed simultaneously with this Agreement by one or more of the Parties to the Governance Agreement with respect to the Parties signing such other agreement. No Party shall be liable or bound to any other Party in any manner by any promises, conditions, representations, warranties, covenants, agreements and understandings, except as specifically set forth herein.

         Section 15.4. WAIVER. Except as otherwise permitted in this Agreement, the terms or conditions of this Agreement may not be waived unless set forth in a writing signed by the Party entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof. The rights and remedies of the Parties are cumulative and not alternative. Except as otherwise provided in this Agreement, neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement, or any of the Ancillary Agreements or the documents referred to in this Agreement or therein will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

         Section 15.5. SUCCESSORS AND ASSIGNS. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by any of the Parties without the prior written consent of the other Parties except as set forth in Article
11. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns; provided, that in connection with any Change of Entity Transaction, the Company will cause the Successor Entity, at or prior to the consummation of the Change of Entity Transaction, to assume and agree to be bound by all of the Company's obligations under this Agreement, and the Company shall deliver to Sprint an agreement executed by a duly authorized officer of the Successor Entity to such effect. In such event, all references to the Company in this Agreement shall be deemed to be references to the Successor Entity.

         Section 15.6. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of laws principles.

         Section 15.7. SEVERABILITY. If any term or provision of this Agreement or the application thereof to either Party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the Parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each Party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

         Section 15.8. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement.

         Section 15.9. REMEDIES. The Parties hereto recognize and agree that immediate irreparable damages for which there is no adequate remedy at law would occur in the event that any provision of this Agreement is not performed in accordance with the specific terms hereof or is otherwise breached. It is accordingly agreed that in the event of a failure by a Party to perform its obligations under this Agreement, the non-breaching Party shall be entitled to specific performance through injunctive relief to prevent breaches of the provisions of this Agreement and to enforce specifically the provisions of this Agreement in any action instituted in any court having subject matter jurisdiction, in addition to any other remedy to which such Party may be entitled, at law or in equity.

         Section 15.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which when so executed and delivered shall for all purposes be deemed to be an original but all of which, when taken together, shall constitute one and the same Agreement.

         Section 15.11. NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, shall create or confer upon any Person (including but not limited to any employees), other than the Parties or their respective successors and permitted assigns, any legal or equitable rights, remedies, obligations, liabilities or claims under or with respect to this Agreement, except as expressly provided herein.

         Section 15.12. INTERPRETATION. Each Party is a sophisticated legal entity that was advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with this Agreement. Accordingly, each Party hereby acknowledges that no Party has relied or will rely in respect of this Agreement or the transactions contemplated hereby upon any document or written or oral information previously furnished to or discovered by it or its representatives, other than this Agreement.

         (a) No provision of this Agreement shall be interpreted in favor of or against either of the Parties by reason of the extent to which either such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

         Section 15.13. EXCLUSIVE JURISDICTION AND CONSENT TO SERVICE OF PROCESS. The Parties agree that any Action arising out of or relating to this Agreement, shall be brought by the Parties and held and determined only in a Delaware state court or a federal court sitting in that State which shall be the exclusive venue of any such Action. Each Party waives any objection which such Party may now or hereafter have to the laying of venue of any such Action, and irrevocably consents and submits to the jurisdiction of any such court (and the appropriate appellate courts) in any such Action. Any and all service of process and any other notice in any such Action shall be effective against such Party when transmitted in accordance with Section 15.02. Nothing contained herein shall be deemed to affect the right of any Party to serve process in any manner permitted by Law. "Action," for purposes hereof, shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any federal, state, foreign or local government, any of its subdivisions, administrative agencies, authorities, commissions, boards or bureaus, or any federal, state, foreign or local court or tribunal, or any arbitrator.

         Section 15.14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER ANCILLARY AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                        EARTHLINK, INC.


                                        By: /s/
                                           -------------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                 -------------------------

                                       SPRINT CORPORATION



                                       By: /s/
                                          -------------------------------
                                          Name:
                                                -------------------------
                                          Title:
                                                -------------------------


                                       SPRINT COMMUNICATIONS COMPANY L.P.

                                       By: U. S. Telecom, Inc., General Partner



                                       By: /s/
                                          -------------------------------
                                          Name:
                                                -------------------------
                                          Title:
                                                -------------------------









   [SIGNATURE PAGE FOR AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]